UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

McEwen Mining Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

June 14, 2022

Dear Fellow Shareholder,

Re: AGM Date Changed to July 7, 2022

You are receiving this second mailing regarding McEwen Mining’s upcoming annual meeting of shareholders because there have been two important changes related to the meeting:

1.	The meeting date has been changed from June 30 to July 7, 2022, at 11:00 a.m. Eastern Time. The meeting will be virtual and accessible at: www.meetnow.global/MJXJLV6

2.	We added two important proposals to be voted on by shareholders:

•	Consider and vote on a reverse split of our outstanding common stock at a ratio of not less than 1-for-5 and not more than 1-for-10, with the final ratio to be determined by the Board of Directors; and

•	Consider and vote on a decrease of our authorized share capital from 675,000,000 common shares to 200,000,000 common shares if a reverse split occurs.

The two new proposals are further described in the amended Notice of Annual Meeting and Proxy Statement, each dated June 6, 2022. Materials related to the meeting may be accessed at: www.envisionreports.com/MUX and the methods by which a shareholder may vote (in addition to returning a completed and signed proxy card provided with this letter) are described in the Proxy Statement. Shareholders may request a paper copy of the Proxy Statement and related materials by following the directions on the original Notice of Annual Meeting.

Why have we amended the meeting date and added the above proposals?

McEwen Mining’s shares are currently trading below $1 per share, which is the minimum price required for continued listing on the New York Stock Exchange (“NYSE”). The Company has received notice from the NYSE that it is subject to delisting unless the condition is cured. This does not affect our listing on the Toronto Stock Exchange or our ability to seek an alternative listing in the United States.

We have consulted with some shareholders, business partners, and advisors; and we have decided to put the reverse split proposal to our shareholders for a vote. NYSE listing provides benefits that we think are important, including:

•	Improved liquidity and visibility from listing on the premier stock exchange in America
•	Automatic inclusion in certain index funds and exchange-traded funds (ETFs)
•	Better access to capital in the largest market for mining shares
•	Better access to M&A opportunities

If the proposal is approved and the stock trades above $1 following the reverse split as required by the NYSE rules, the NYSE listing will likely be preserved. If it is rejected, delisting from the NYSE will likely occur promptly following the meeting date.

The meeting date was changed to allow shareholders adequate time to consider the new proposals and to meet legal and regulatory requirements.

If you have already voted your McEwen Mining shares (prior to receiving the enclosed proxy), you will need to vote your shares again. Please do so and voice your opinion on the proposals it contains.

Sincerely,

Robert R. McEwen

Chairman and Chief Owner

150 King Street, Suite 2800, P.O. Box 24, Toronto, Ontario Canada M5H 1J9

Tel: 647-258-0395 Toll Free: 1-866-441-0690 Fax: 647-258-0408 Website: www.mcewenmining.com

McEWEN MINING

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/MUX** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/MUX

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, AND "FOR" PROPOSALS 2, 4, 5 AND 6 AND "3 YEARS" ON PROPOSAL 3.

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1. ELECTION OF DIRECTORS:

01 - Robert R. McEwen	02 - Allen V. Ambrose	03 - Richard W. Brissenden	04 - Robin E. Dunbar
05 - Donald R.M. Quick	06 - Merri Sanchez	07 - William M. Shaver	08 - Ian Ball

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05	06	07	08
☐	☐	☐	☐	☐	☐	☐	☐

	For	Against	Abstain
2. To approve on an advisory (non-binding) basis the compensation of the Company's named executive officers.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. To approve on an advisory (non-binding) basis the frequency upon which shareholders of the Company will be entitled to vote on the compensation of the named executive officers.	☐	☐	☐	☐

	For	Against	Abstain
4. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.	☐	☐	☐
5. To approve a proposal to grant the Board of Directors the discretion to amend the Second and Amended and Restated Articles of Incorporation to effect a reverse split of the Company's outstanding common stock at a ratio of not less than 1-for-5 and not more than 1-for-10.	☐	☐	☐
6. To approve a proposal to amend the Second Amended and Restated Articles of Incorporation to decrease the number of authorized shares of common stock from 675,000,000 to 200,000,000.	☐	☐	☐

7. To transact such other business as may properly come before the meeting.

1 U P X

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03MY5I

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MUX THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, having duly received the Notice of Annual Meeting and the proxy statement dated May 2, 2022 (as revised as of June 6, 2022), hereby revokes any and all proxies previously granted and appoints Robert R. McEwen and Carmen L. Diges or either of them, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated herein, all shares of common stock of McEwen Mining Inc. held of record by the undersigned on May 2, 2022, at the Annual Meeting of Shareholders to be held on July 7, 2022 at 11:00 a.m. Eastern Time virtually at www.meetnow.global/MJXJLV6, and at any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed on the proxy by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED DIRECTORS, FOR THE APPROVAL OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, TO HOLD THE ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS AND FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022, FOR APPROVAL OF THE AMENDMENT TO THE COMPANY’S SECOND AND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT A REVERSE SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOC K, AND FOR APPROVAL OF THE AMENDMENT TO THE COMPANY’S SECOND AND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOC K FROM 675,000,000 TO 200,000,000. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE OR IF YOU ARE ELIGIBLE FOR AND PREFER INTERNET OR TELEPHONE VOTING, PLEASE RETURN YOUR PROXY BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD. (Items to be voted appear on reverse side) Proxy — McEwen Mining Inc. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Non-Voting Items C + + Change of Address — Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B The 2022 Annual Meeting of Shareholders of McEwen Mining Inc. will be held on Thursday, July 7, 2022 at 11:00 a.m. ET, virtually via the internet at www.meetnow.global/MJXJLV6. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.